Exhibit 10.1
AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT - NATIONSTAR MORTGAGE LLC
This Amendment No. 3 to the Loan and Security Agreement (this “Amendment”) is made as of this 30th day of March, 2022, by and among NATIONSTAR MORTGAGE LLC, a Delaware limited liability company (“Borrower”), MORGAN STANLEY BANK, N.A., a national banking association, as the initial lender (together with its successors and assigns, the “Lender”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and amends that certain Loan and Security Agreement, dated as of August 20, 2020 (as amended by Amendment No. 1 thereto dated as of September 17, 2021, Amendment No. 2 thereto dated as of August 3, 2022 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among the Borrower, the Required Lenders and the Administrative Agent.
WHEREAS, the Administrative Agent, the Required Lenders and the Borrower have agreed to amend the Agreement as more particularly set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to the Agreement. Effective as of the date hereof:
(a)Section 7.01 is hereby amended by deleting that subsection (g)(iv) in in its entirety and replacing such subsection with the following:
“(iv) deliver simultaneously to Ginnie Mae copies of (i) the Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 2.04(a)(iii), (ii) the Advance Verification Report or the Valuation Report delivered to the Administrative Agent pursuant to Section 2.05(a) and (iii) the Compliance Certificate delivered to the Administrative Agent pursuant to Section 7.01(g)(iii);”
(b)Schedule 12.02 is hereby amended by deleting Schedule 12.02 in in its entirety and replacing such schedule with the schedule attached hereto as Exhibit A.
SECTION 2. Fees and Expenses. The Borrower agrees to pay to the Administrative Agent all reasonable, documented and invoiced out-of-pocket fees and expenses incurred by the Administrative Agent in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to the Administrative Agent incurred in connection with this Amendment, in accordance with Section 12.13 of the Agreement.
SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.
SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lender that it is in material compliance with all the terms and provisions set forth in the Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article VI of the Agreement.
SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW

PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.
SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement. Counterparts may be delivered electronically.
SECTION 8.    Miscellaneous.
(a)This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
(b)The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the Required Lenders, the Administrative Agent and the Borrower have each caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.
MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC,
as Administrative Agent

By: /s/ Darius Houseal
Name: Darius Houseal
Title: Authorized Signatory

NATIONSTAR MORTGAGE LLC,
as Borrower

By: /s/ Pedro Alvarez
Name: Pedro Alvarez
Title: Treasurer
MORGAN STANLEY BANK, N.A.,
as Required Lender
By: /s/ Brad Cramer
Name: Brad Cramer
Title: Authorized Signatory

EXHIBIT A

SCHEDULE 12.02

The Borrower:	The Administrative Agent and Lender:
Nationstar Mortgage LLC
8950 Cypress Water Blvd.
Coppell, Texas 75019
Attention: Pedro Alvarez, Senior Vice President
&Treasurer
Telephone: (469) 426-3057
Email: Pedro.Alvarez@nationstarmail.com
With a copy to:
Nationstar Mortgage LLC
8950 Cypress Water Blvd.
Coppell, Texas 75019
Attention: General Counsel
Email: carlos.pelayo@mrcooper.com

Morgan Stanley Bank, N.A.
Morgan Stanley Mortgage Capital Holdings LLC
1585 Broadway
New York, New York 10036
Attention: Darius Houseal
Telephone No.: 212-761-2850
Fax No.: 212-507-0331
Email: resifsl_nonqm@morganstanley.com and fsl_non_agency_neon@morganstanley.com

With Copies to:

Email: wltapes@morganstanley.com and to the Lenders at the email addresses set forth on Schedule 12.02 of the Loan and Security Agreement

Ginnie Mae:
Email: OIPM_Notification _GinnieMae@hud.gov